Statements of Cash Flows - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Cash flows from operating activities:
Net loss	$ (152,859)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Preferred shares accrued for services-related party	50,000
Changes in assets and liabilities
Accounts payable – related party	1,365
Accounts payable and accrued expenses	51,494
Net cash (used in) operating activities	(50,000)
Cash flows from financing activities:
Proceeds from officer for preferred shares	50,000
Proceeds from issuance of common stock
Proceeds from notes payable
Net cash provided by financing activities	50,000
NET INCREASE (DECREASE) IN CASH
Cash – beginning of year
Cash – end of year
SUPPLEMENTAL DISCLOSURES:
Cash paid for interest
Cash paid for income taxes